Exhibit 10.1
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN REDACTED BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK, “[*]”.

FDP Amendment
			Number	10

Pass-Through Entity (PTE)				Subrecipient

Yale University				Entity Name		Miragen Therapeutics, Inc.

gcat5@yale.edu				Email Address		jleverone@miragenrx.com

[*], MD				Principal Investigator		Rusty Montgomery, MD

Project Title:		Mir-29 mimicry as a therapy for pulmonary fibrosis

PTE Federal Award No:				Federal Awarding Agency:

5UH3HL123886-05 REVISED				National Institutes of Health (NIH)

Revised Period of Performance:				Amount Funded This Action:		Subaward No:

Start Date:	September 1, 2018	End Date:	Jun 30, 2021	$ [*]		GR1004495 (CON-80001453)

Total Amount of Federal Funds Obligated to Date:				Cost Share:		Subject to FFATA:				Automatic Carryover:
	$ [*]			☐ Yes ☒	No	☐	Yes	☒	No	☐ Yes ☒	No

Amendment(s) to Original Terms and Conditions This Amendment revises the above-referenced Subaward Agreement as follows:

✓	This is a [*] Extension. The Period of Performance is hereby extended through:						06/30/2021

		to		is hereby added to the Period of Performance, which is revised to be consistent with the Period of Performance Start and End Date above.

	Additional funds in the amount of			are hereby authorized for the current period.

	Carryover in the amount of			is hereby authorized as shown below.

Other (see below)

For clarity: all amounts stated in this amendment are in United States Dollars.

All other terms and conditions of this Subaward Agreement remain in full force and effect.
By an Authorized Official of PTE:				By an Authorized Official of Subrecipient:
/s/ Lindsey Bosak			Aug 20, 2020	/s/ Jason A. Leverone						Aug 11, 2020

Name:	Lindsey Bosak		Date	Name:	Jason A. Leverone					Date
Title:	Award Manager, SO/AOR			Title:	CFO